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                                                                   EXHIBIT 10.16

                            MEDICAL RESOURCES, INC.
                  1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

          1.  Purpose.  The Medical Resources, Inc. 1998 Non-Employee Director
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Stock Option Plan (the "Plan") is intended to promote the interests of Medical
Resources, Inc. (the "Company") by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company or any subsidiary to serve as members of the Board of Directors of the Company (the "Board") and to provide for a portion of their annual compensation to be tied directly to shareholder return.

          2.  Rights to be Granted.  Under the Plan, persons eligible under
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Section 6 of the Plan will be granted the right and option to purchase from the
Company, for a specified time period, a specified number of shares of common stock, par value $0.01, of the Company (the "Common Stock")(the right to purchase any one share of Common Stock hereunder being an "Option"). The Option price is determined in each instance in accordance with the terms of the Plan. Options granted under the Plan are not intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          3.  Available Shares.  The total number of shares of Common Stock for
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which Options may be granted shall not exceed 200,000, subject to adjustment in accordance with Section 13 hereof. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor revert to the Option pool and continue to be available for grant under the Plan.

          4.  Administration.  The Plan shall be administered by the full Board
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or Compensation Committee of the Board, as determined by the Board (the entity administering the Plan hereafter referred to as the "Committee"). The Committee shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

          5.  Option Agreement.  Each Option granted under the provisions of the
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Plan shall be evidenced by an Option agreement (the "Agreement"), in such form as may be approved by the Board, which Agreement shall be duly executed and delivered on behalf of the Company and by the individual to whom such Option is granted. The Agreement shall contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.

          6.  Eligibility and Limitations.  Options may be granted pursuant to
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the Plan only to members of the Board who are
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not employees of the Company or a subsidiary at the time of grant ("Non-Employee
Directors").

          7.  Option Price.  The purchase price per share of the Common Stock
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under each Option issued pursuant to the automatic grant described in Section 8 herein shall be the "Fair Market Value" (as defined below) of one share of Common Stock on the date of grant. For purposes of the Plan, the "Fair Market Value" of the Common Stock as of any date means the average of the high and low sales prices of the shares of Common Stock on such date on the principal national securities exchange on which such shares are listed or admitted to trading, or if such shares of Common Stock are not so listed or admitted to trading, the arithmetic mean of the per share closing bid price and per share closing asked price on such date as quoted on the NASDAQ Stock Market or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to shares on such date, the Fair Market Value shall be the value established by the Board in good faith.

          8.  Automatic Grant of Options.  Unless otherwise determined by the
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Committee, upon the date any person first becomes a Non-Employee Director, such person shall be automatically granted without further action by the Board an Option to purchase a number of shares of Common Stock as follows (the "Annual Grant"): If the person is elected or re-elected as a Non-Employee Director at an Annual Meeting of the Company's Stockholders or special meeting in lieu of an annual meeting ("Annual Meeting"), or continues to serve as a director after such Annual Meeting, the Option shall cover 10,000 shares of Common Stock. If the person first becomes a Non-Employee Director after an Annual Meeting but prior to June 30 of such calendar year, the Option shall cover 7,500 shares of Common Stock. If the person first becomes a Non-Employee Director after June 30 of any calendar year but prior to September 30 of such calendar year, the Option shall cover 5,000 shares of Common Stock. If the person first becomes a Non-Employee Director after September 30 of any calendar year but prior to December 31 of such calendar year, the Option shall cover 2,500 shares of Common Stock. If the person first becomes a Non-Employee Director after December 31 of any calendar year but prior to the next Annual Meeting, such person shall receive an Option covering 10,000 shares of Common Stock at the next regularly scheduled Annual Meeting. Thereafter, each Non-Employee Director will automatically be granted each year on the date of the Company's Annual Meeting of Stockholders, without further action by the Board, an Option to purchase 10,000 shares of Common Stock. Anything in the Plan to the contrary notwithstanding, the effectiveness of the Plan and of the grant of all Options hereunder is in all respects subject to, and the Plan and Options granted under it shall be of no force and effect unless and until, and no Option granted hereunder shall in any way vest or become exercisable in any respect unless and until the approval of the Plan by the affirmative vote of a majority of the Company's shares present in person or by proxy and entitled to vote at a meeting of

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shareholders at which the Plan is presented for approval,
or by written consent of shareholders enforceable under applicable state law.

          9.  Term of Plan and Options.  The Options granted hereunder shall
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expire on a date which is ten (10) years after the date of grant of the Options and the Plan shall terminate ten (10) years from the effective date hereof.

          10.  Exercise of Option.  Options shall be exercised by the delivery
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to the Committee at the Company's principal office or at such other address as may be established by the Committee of written notice of the number of shares of Common Stock with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee, payment for such shares may be made (a) in cash;
(b) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price; (c) by delivery to the Company of Common Stock having a Fair Market Value equal to such purchase price, provided that the holder of an Option (an "Optionee") may use Common Stock in payment of the purchase price only if the shares so used are considered "mature" for purposes of generally accepted accounting principles, i.e., (i) been held by the
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Optionee free and clear for at least six months prior to the use thereof to pay part of an Option exercise price, (ii) been purchased by the Optionee on the open market, or (iii) meet any other requirements for "mature" shares as may exist on the date of the use thereof to pay part of an Option exercise price;
(d) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price and to sell the Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Optionee or to deliver the remaining shares of Common Stock to the Optionee, or (e) by any combination of the methods of payment described in (a) through (d) above. Except as provided in Section 12 hereof, no Option may be exercised unless the holder thereof is then a director of the Company. An Optionee shall have none of the rights of a stockholder with respect to the Common Stock subject to the Option until such Common Stock shall be transferred to the holder upon the exercise of his Option.

          11.  Vesting of Shares and Non-Transferability of Options.
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          (a) Vesting.  Options granted pursuant to an Annual Grant shall become exercisable in four equal installments as follows: as to 25% of the shares of Common Stock subject thereto on the date of grant, an additional 25% of the shares of Common Stock subject thereto on the last day of the Fiscal Quarter which includes the date of grant (unless the date of grant is itself the last day of a fiscal quarter, in which case this second 25% portion shall become exercisable on the last day of the immediately subsequent Fiscal Quarter), and an additional 25% of the shares of

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Common Stock subject thereto on the last day of each of the next two Fiscal Quarters, if the Optionee remains a director of the Company on such dates.

          (b) Legend on Certificates. The certificates representing shares of Common Stock acquired under the Plan shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

          (c) Non-Transferability. Unless otherwise determined by the Committee, either at the time of grant or at the time of transfer, Options granted pursuant to the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution, and shall be exercisable during an Optionee's lifetime only by him.

          12.  Termination of Option Rights.
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          (a) In the event that an Optionee ceases to be a member of the Board for any reason, including but not limited to retirement, disability or death, any then unexercised Options granted to such Optionee which were exercisable at the time the Optionee ceased to be a member of the Board may be exercised (by the Optionee's personal representative, heir or legatee, in the event of death) during the period ending one year after the date the Optionee so ceased to be a member of the Board, but in no event later than the expiration date of the Option.

          (b) At the time an Optionee ceases to be a member of the Board, no further vesting shall occur with respect to any Options held by the Optionee.

          13.  Adjustments Upon Changes in Capitalization.
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          (a) Subject to Section 14, in the event of a Change in Capitalization
(as defined below), the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number or class of shares of Common Stock or other stock or securities with respect to which Options may be granted under the Plan, the number and class of shares of Common Stock or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

          (b) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the shares of Common Stock subject to the Option, as the case may be, prior to such Change in Capitalization.

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          (c)  "Change in Capitalization" means any increase or reduction in the number of shares of Common Stock, or any change (including, but not limited to, a change in value) in the shares of Common Stock or exchange of shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, public offering, private placement, change in corporate structure or otherwise.

          14.  Effect of Certain Transactions.
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               In the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Options, as the case may be, upon exercise of any Option, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common Stock. In the event that, after a Transaction, there occurs any change of a type described in Section 13(c) hereof with respect to the shares of the surviving or resulting corporation, then adjustments similar to, and subject to the same conditions as, those in Section 13 hereof shall be made by the Committee.

          15.  Restrictions on Issuance of Shares.
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          (a) Notwithstanding the provisions of Section 10 hereof, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an Option until the following conditions shall be satisfied:

               (i) The shares with respect to which the Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts as now in force or hereafter amended; or

               (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and state securities acts as now in force or hereafter amended;

and the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Common Stock are then listed.

          (b) The Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause

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a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any Option may be exercised.

          16.  Representation of Optionee.  The Company may require the Optionee
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to deliver written warranties and representations upon exercise of the Option that are necessary to show compliance with Federal and state securities laws including to the effect that a purchase of shares under the Option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

          17.  Approval of Stockholders.  The effectiveness of this Plan and of
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the grant of all Options hereunder is in all respects subject to approval by the
Company's shareholders as more fully set forth in Section 8 hereof.

          18.  Termination and Amendment of Plan.  The Board may at any time
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terminate the Plan or make such modification or amendment thereof as it deems advisable. Termination or any modification or amendment of the Plan shall not, without consent of a Non-Employee Director, affect his rights under an Option previously granted to him.

          19.  Rights as Stockholder.  No Optionee shall be deemed for any
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purpose to be the owner of any shares of Common Stock subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

          20.  Tax Withholding.  Notwithstanding any other provision of the
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Plan, the Company shall have the right to deduct from all payments under the
Plan shares of Common Stock valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such payments, and Optionees or such other persons receiving shares of Common Stock pursuant to the exercise of an Option may be required to pay in cash to the Company prior to delivery of such shares of Common Stock, the amount of any such taxes which the Company is required to withhold, if any, with respect to such Common Stock. If so provided by the Committee, the Company may accept Common Stock of equivalent Fair Market Value in payment of such tax withholding obligations if the Optionee elects to make payment in such manner at least six months prior to the date such tax obligation is determined (or such other period as the Committee may require).


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As adopted by the Board of Directors of
Medical Resources, Inc.
on June __, 1998.

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